CONFORMED COPY


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                               August 30, 1999
   Date of Report ........................................................
                      (Date of earliest event reported)

                         CARCO Auto Loan Master Trust
  ........................................................................
            (Exact name of registrant as specified in its charter)


State of Delaware              333-38873 and 33-55795           None
 ...........................................................................
(State or other jurisdiction         (Commission)          (IRS Employer
  of incorporation)                    File No.)        Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
                ..............................................
                   (Address of principal executive offices)


                                                   (248) 948-3067
Registrant's telephone number, including area code....................


This filing relates to Registration Statement No. 333-38873 and 33-55795.



Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

           Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


           (a) Financial statements of businesses acquired;

               None

           (b) Pro forma financial information:

               None

           (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

               Description                                    Exhibit No.
               -----------                                    -----------
               Series 1999-1 Supplement dated as of March 10,     4.1
               1999, among U.S. Auto Receivables Company, as
               Seller, Chrysler Financial Company L.L.C., as
               Servicer, and the Bank of New York, as
               Trustee.


               Series 1999-2 Supplement dated as of May 20,       4.2
               1999, among U.S. Auto Receivables Company, as
               Seller, Chrysler Financial Company L.L.C., as
               Servicer, and the Bank of New York, as
               Trustee.




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                                  SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHRYSLER FINANCIAL COMPANY L.L.C.



Date: August 30, 1999                By:  /s/ B.C. Babbish
                                         ---------------------------------
                                         B.C. Babbish
                                         Assistant Secretary




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                                EXHIBIT INDEX


Exhibit
  No.               Description of Exhibit
-------             -----------------------
  4.1       Series 1999-1 Supplement dated as of March 10,
            1999, among U.S. Auto Receivables Company, as
            Seller, Chrysler Financial Company L.L.C., as
            Servicer, and the Bank of New York, as
            Trustee.


  4.2       Series 1999-2 Supplement dated as of May 20,
            1999, among U.S. Auto Receivables Company, as
            Seller, Chrysler Financial Company L.L.C., as
            Servicer, and the Bank of New York, as
            Trustee.



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